                                                                    EX-99.B9BIII
                                                        Exhibit 24(b)(9)(b)(iii)

                                AMENDMENT NO. 11
                                       to
                                   SCHEDULE A
                                       of
                            DELAWARE GROUP OF FUNDS*
                            FUND ACCOUNTING AGREEMENT

Delaware Group Adviser Funds, Inc.
                        Corporate Income Fund (liquidated September 19, 1997) Enterprise Fund (liquidated September 19, 1997) Federal Bond Fund (liquidated September 19, 1997)
                        New Pacific Fund
                        U.S. Growth Fund
                        Overseas Equity Fund (formerly World Growth Fund)

Delaware Group Cash Reserve, Inc.

Delaware Group Equity Funds I, Inc. (formerly Delaware)
                        Delaware Fund
                        Devon Fund

Delaware Group Equity Funds II, Inc. (formerly Decatur)
                        Blue Chip Fund (New)
                        Decatur Income Fund
                        Decatur Total Return Fund
                        Social Awareness Fund (formerly Quantum Fund) (New) Diversified Value Fund (New)

Delaware Group Equity Funds III, Inc. (formerly Trend)
                        Trend Fund

Delaware Group Equity Funds IV, Inc. (formerly DelCap)
                        Capital Appreciation Fund   (New)
                        DelCap Fund

Delaware Group Equity Funds V, Inc. (formerly Value)
                        Small Cap Value Fund (formerly Value Fund)
                        Retirement Income Fund   (New)

------------------
             *Except as otherwise noted, all Portfolios included on this Schedule A are Existing Portfolios for purposes of the compensation described on Schedule B to that Fund Accounting Agreement between Delaware Service Company, Inc. and the Delaware Group of Funds dated as of August 19, 1996 ("Agreement"). All portfolios added to this Schedule A by amendment executed by a Company on behalf of such Portfolio hereof shall be a New Portfolio for purposes of Schedule B to the Agreement.

Delaware Group Foundation Funds (New)
                        Balanced Portfolio (New)
                        Growth Portfolio (New)
                        Income Portfolio (New)
                        The Asset Allocation Portfolio (New)

Delaware Group Government Fund, Inc.
                        Government Income Series (U.S. Government Fund)

Delaware Group Global & International Funds, Inc.
                        Emerging Markets Fund (New)
                        Global Assets Fund
                        Global Bond Fund
                        International Equity Fund
                        Global Equity Fund (New)
                        International Small Cap Fund (New)

Delaware Group Income Funds, Inc. (formerly Delchester)
                        Delchester Fund
                        High-Yield Opportunities Fund (New)
                        Strategic Income Fund (New)

Delaware Group Limited-Term Government Funds, Inc.
                        Limited-Term Government Fund
                        U. S. Government Money Fund

Delaware Pooled Trust, Inc.
                        The Aggressive Growth Portfolio
                        The Large-Cap Value Equity Portfolio
                        (formerly The Defensive Equity Portfolio)
                        The Small/Mid-Cap Value Equity Portfolio (New) (formerly The Defensive Equity Small/Mid-Cap Portfolio) The Defensive Equity Utility Portfolio (deregistered January 14, 1997)
                        The Emerging Markets Portfolio (New)
                        The Intermediate Fixed Income Portfolio
                        (formerly The Fixed Income Portfolio)
                        The Global Fixed Income Portfolio
                        The High-Yield Bond Portfolio (New)
                        The International Equity Portfolio
                        The International Fixed Income Portfolio (New)
                        The Labor Select International Equity Portfolio
                        The Limited-Term Maturity Portfolio (New)
                        The Real Estate Investment Trust Portfolio
                        The Global Equity Portfolio (New)
                        The Real Estate Investment Trust Portfolio II (New)
                        The Diversified Core Fixed Income Portfolio (New)
                        The Aggregate Fixed Income Portfolio (New)
                        The Small-Cap Growth Equity Portfolio (New)
                        The Growth and Income Portfolio (New)

Delaware Group Premium Fund, Inc.
                        Capital Reserves Series
                        Cash Reserve Series
                        Convertible Securities Series (New)
                        Decatur Total Return Series
                        Delaware Series
                        Delchester Series Devon Series (New)
                        Emerging Markets Series (New)
                        DelCap Series Global Bond Series (New)
                        International Equity Series
                        Social Awareness Series (formerly Quantum Series) (New) REIT Series (New)
                        Strategic Income Series (New)
                        Trend Series
                        Small Cap Value Series (formerly Value Series)

Delaware Group Tax-Free Fund, Inc.
                        Tax-Free Insured Fund
                        Tax-Free USA Fund
                        Tax-Free USA Intermediate Fund

Delaware Group Tax-Free Money Fund, Inc.

Delaware Group State Tax-Free Income Trust (formerly DMCT Tax-Free Income Trust-Pennsylvania)
                        Tax-Free Pennsylvania Fund
                        Tax-Free New Jersey Fund (New)
                        Tax-Free Ohio Fund (New)

Voyageur Funds, Inc.
                        Voyageur US Government Securities Fund (New)

Voyageur Insured Funds, Inc.
                        Arizona Insured Tax Free Fund (New)
                        Colorado Insured Fund (New)
                        Minnesota Insured Fund (New)
                        National Insured Tax Free Fund (New)

Voyageur Intermediate Tax Free Funds, Inc.
                        Arizona Limited Term Tax Free Fund (New)
                        California Limited Term Tax Free Fund (New)
                        Colorado Limited Term Tax Free Fund (New)
                        Minnesota Limited Term Tax Free Fund (New)
                        National Limited Term Tax Free Fund (New)

Voyageur Investment Trust
                        California Insured Tax Free Fund (New)
                        Florida Insured Tax Free Fund (New) Florida
                        Tax Free Fund (New) Kansas Tax Free Fund
                        (New) Missouri Insured Tax Free Fund (New)
                        New Mexico Tax Free Fund (New) Oregon
                        Insured Tax Free Fund (New) Utah Tax Free
                        Fund (New) Washington Insured Tax Free Fund
                        (New)

Voyageur Investment Trust II
                        Florida Limited Term Tax Free Fund (New)

Voyageur Mutual Funds, Inc.
                        Arizona Tax Free Fund (New) California Tax
                        Free Fund (New) Iowa Tax Free Fund (New)
                        Idaho Tax Free Fund (New) Minnesota High
                        Yield Municipal Bond Fund (New) National
                        High Yield Municipal Bond Fund (New)
                        National Tax Free Fund (New) New York Tax
                        Free Fund (New) Wisconsin Tax Free Fund
                        (New)

Voyageur Mutual Funds II, Inc.
                        Colorado Tax Free Fund (New)

Voyageur Mutual Funds III, Inc.
                        Aggressive Growth Fund (New)
                        Growth Stock Fund (New)
                        International Equity Fund (New)
                        Tax Efficient Equity Fund (New)

Voyageur Tax Free Funds, Inc.
                        Minnesota Tax Free Fund (New)
                        North Dakota Tax Free Fund (New)

Dated as of August    , 1998

DELAWARE SERVICE COMPANY, INC.



                                By: /s/ David K. Downes
                                    -----------------------------------
                                    David K. Downes
                                    President, Chief Executive Officer
                                    and Chief Financial Officer


DELAWARE GROUP ADVISER FUNDS, INC.
DELAWARE GROUP CASH RESERVE, INC.
DELAWARE GROUP EQUITY FUNDS I, INC.
DELAWARE GROUP EQUITY FUNDS II, INC.
DELAWARE GROUP EQUITY FUNDS III, INC.
DELAWARE GROUP EQUITY FUNDS IV, INC.
DELAWARE GROUP EQUITY FUNDS V, INC.
DELAWARE GROUP FOUNDATION FUNDS
DELAWARE GROUP GOVERNMENT FUND, INC.
DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS, INC.
DELAWARE GROUP INCOME FUNDS, INC.
DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS, INC.
DELAWARE POOLED TRUST, INC.
DELAWARE GROUP PREMIUM FUND, INC.
DELAWARE GROUP STATE TAX-FREE INCOME TRUST
DELAWARE GROUP TAX-FREE FUND, INC.
DELAWARE GROUP TAX-FREE MONEY FUND, INC.
VOYAGEUR FUNDS, INC.
VOYAGEUR INSURED FUNDS, INC.
VOYAGEUR INTERMEDIATE TAX FREE FUNDS, INC.
VOYAGEUR INVESTMENT TRUST
VOYAGEUR INVESTMENT TRUST II
VOYAGEUR MUTUAL FUNDS, INC.
VOYAGEUR MUTUAL FUNDS II, INC.
VOYAGEUR MUTUAL FUNDS III, INC.









                                By: /s/ Wayne A. Stork
                                    -----------------------------------
                                    Wayne A. Stork
                                    Chairman